[logo] MFS
THE FIRST NAME IN MUTUAL FUNDS                        Annual Report for
                                                             Year Ended
                                                        August 31, 1995

MFS(R) WORLD ASSET ALLOCATION FUND

Front cover
A photo of jet planes.

MFS(R)  WORLD  ASSET  ALLOCATION  FUND
TRUSTEES                                             SECRETARY
                                                     Stephen E. Cavan*
A. Keith Brodkin* - Chairman and President
                                                     ASSISTANT  SECRETARY
Richard B. Bailey* - Private Investor;               James R. Bordewick, Jr.*
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company             CUSTODIAN
                                                     Investors Bank & Trust Company
Marshall N. Cohan - Private Investor
                                                     AUDITORS
Lawrence H. Cohn, M.D. - Chief of Cardiac            Ernst & Young LLP
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School         INVESTOR  INFORMATION
                                                     For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief           call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.;              a touch-tone telephone.
Chairman, Bank of N.T. Butterfield & Son Ltd.
                                                     For information on MFS mutual funds,
Abby M. O'Neill - Private Investor;                  call your financial adviser or, for an
Director, Rockefeller Financial Services, Inc.       information kit, call toll free:
(Investment Advisers)                                1-800-637-2929 any business day from
                                                     9 a.m. to 5 p.m. Eastern time (or leave
Walter E. Robb, III - President and Treasurer,       a message anytime).
Benchmark Advisors, Inc. (Corporate
Financial Consultants)                               INVESTOR  SERVICE
                                                     MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive Vice             P.O. Box 2281
President and Secretary, Massachusetts               Boston, MA 02107-9906
Financial Services Company
                                                     For general information, call toll free:
Jeffrey L. Shames* - President, Massachusetts        1-800-225-2606 any business day from
Financial Services Company                           8 a.m. to 8 p.m. Eastern time.

J. Dale Sherratt  - President, Insight Resources,    For service to speech- or hearing-impaired,
Inc. (Acquisition Planning Specialists)              call toll free: 1-800-637-6576 any business
                                                     day from 9 a.m. to 5 p.m. Eastern time.
Ward Smith - Former Chairman                         (To use this service, your phone must be
(until 1994), NACCO Industries;                      equipped with a Telecommunications Device for
Director, Sundstrand Corporation                     the Deaf.)

INVESTMENT  ADVISER                                  For share prices, account balances and
Massachusetts Financial Services Company             exchanges, call toll free: 1-800-MFS-TALK
500 Boylston Street                                  (1-800-637-8255) anytime from a touch-tone
Boston, MA 02116-3741                                telephone.

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

ASSET  ALLOCATION  COMMITTEE
A. Keith Brodkin*
Jeffrey L. Shames*
John W. Ballen*
Leslie J. Nanberg*
James T. Swanson*

TREASURER
W. Thomas London*

ASSISTANT  TREASURER
James O. Yost*

*Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
The MFS World Asset Allocation Fund has now been invested for one year. During the year, Class A shares of the Fund provided a total return of +11.48%, Class B shares returned +10.65%, and Class C shares returned +10.72%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges, and compare to the one-year returns for the following unmanaged indices: +21.42% for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock performance; +0.79% for the Morgan Stanley Capital International EAFE Index (an unmanaged international stock index); +11.30% for the Lehman Brothers Aggregate Bond Index (an unmanaged index of government and corporate bonds including Treasury, agency, and corporate bond issues and mortgage-backed securities); and +17.11% for the J.P. Morgan Non-Dollar Index (an unmanaged international bond index). Also, the performance for each class of the Fund compares favorably to the +8.05% average return for the 42 funds in the category of global flexible portfolio funds (including the Fund) tracked by Lipper Analytical Services, Inc., an independent firm which reports mutual fund performance.
    During this period, we have held to a stance of favoring international stocks over U.S. stocks, a result of our view that the business cycle in the United States is in a more mature phase than in the international markets. This view has caused the Fund to lag the spectacular returns of the U.S. stock market this year, but we believe still bodes well as the business cycle proceeds. The Fund has participated in the recent U.S. stock market uptrend and, in particular, has gained significantly from its holdings in technology companies such as Intel. Also, our managers kept us largely out of the falling Japanese market during a period of domestic Japanese stress, and then provided us with an opportunity to buy some Japanese stocks to take advantage of lower prices.
    Our bond participation has seen gains in the international sovereign bond market as well as in the domestic high-yield corporate and Treasury markets. This has been a particularly favorable year for most bond markets.
    Changes in emphasis among asset classes of the Fund will continue to occur at least monthly, and will be made less with a focus to market timing than to exploiting key advantages in the relative attractiveness of the various markets. The current strategies of the managers of each portfolio sector may be found on the following pages.
    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin           /s/ James T. Swanson
    ----------------------         ----------------------
    A. Keith Brodkin               James T. Swanson
    Chairman and President         On behalf of the Asset
                                   Allocation Committee

September 12, 1995

Two pie charts showing the portfolio allocations for the previous quarter and the current quarter.

PORTFOLIO ALLOCATION

Category                    Previous        Current
U.S. Stocks                   15.8%          16.4%
International Stocks          42.7%          43.4%
High Yield Corp. Bonds        11.2%           9.9%
International Bonds           16.4%          19.5%
U.S. Govt. Bonds               9.5%           8.6%
Cash and Cash Equiv.           4.4%           2.2%

U.S.  STOCK  MARKET -- 15.8%
Our holdings in U.S. equities range across a variety of industries and incorporate both value and growth strategies. Recent additions to the portfolio include Intel, a manufacturer of microprocessors; Tyco International, a manufacturer of fire protection systems; and Promus, a hotel franchiser. Currently, our top three sectors are leisure (21.3%), technology (17%) and consumer staples (10.9%). Our current outlook remains optimistic. We believe business prospects remain positive and that further interest rate reductions could have a positive impact on the U.S. equity market. -- John Ballen and John Brennan

FIVE  LARGEST  HOLDINGS  AS  OF  8/31/95
--------------------------------------------------------------------------------
Harrah's Entertainment, Inc. (entertainment)                              0.8%
------------------------------------------------------------------------------
Showboat, Inc. (entertainment)                                            0.8%
------------------------------------------------------------------------------
Intel Corp. (electronics)                                                 0.7%
------------------------------------------------------------------------------
Tyco International Ltd. (consumer goods and services)                     0.7%
------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. (financial institutions)                 0.5%
------------------------------------------------------------------------------

INTERNATIONAL  STOCK  MARKETS -- 44.0%
After showing some improvement in 1994, European economic growth has slowed, while Japan's lengthy recession is continuing, creating selected investment opportunities. In general, we emphasize stock selection in our international investments as opposed to country or industry selection. Priority is placed on companies which we believe will generate above-average earnings growth and which are trading at attractive valuations, regardless of their home country.

As of August 31, approximately 44% of the portfolio's assets was invested in international stocks. Currently, 58% of our international stock holdings is in Europe, 38% in Asia/Pacific and 4% in the Americas (Canada and Latin America). The largest individual country exposures were in Japan (18%), Sweden (14%) and the United Kingdom (11%). Roughly 11% of our international holdings was in the emerging markets, most of which was in Southeast Asia. Recently, the European weighting has declined slightly with an offsetting increase in Asia/Pacific. This shift is attributable to several European stocks reaching price objectives and to our starting to find better investment opportunities in Asia. Our bottom-up stock-picking approach continues to result in a large underweighting in Japan (18% versus 40% in the Morgan Stanley Capital International EAFE Index).

Some of our largest holdings include Astra, a large multinational pharmaceutical company based in Sweden; Essilor, a French maker of eyeglass lenses; DDI Corp., the Japanese cellular and long distance telephone operator; Acerinox, a Spanish stainless steel producer; and Lion Nathan, a large brewer operating in Australia and New Zealand. -- David Mannheim

FIVE  LARGEST  HOLDINGS  AS  OF  8/31/95
------------------------------------------------------------------------------
Astra AB (pharmaceuticals - Sweden)                                       1.8%
------------------------------------------------------------------------------
Essilor International (medical and health products - France)              1.7%
------------------------------------------------------------------------------
Acerinox S.A. (iron and steel - Spain)                                    1.4%
------------------------------------------------------------------------------
DDI Corp. (telecommunications - Japan)                                    1.3%
------------------------------------------------------------------------------
Australia & New Zealand Bank Group Ltd. (finance - Australia)             1.2%
------------------------------------------------------------------------------

U.S.  GOVERNMENT  BOND  MARKET --  8.6%
After undergoing a transition from a period of strong 5.1% growth in gross domestic product in the last quarter of 1994 to 1.1% in the second quarter of 1995, we expect the pace of economic activity to pick up toward the 2% to 3% level during the second half of 1995. On the inflation front, the continued decline in unit labor costs suggests the outlook remains positive for stable-to-lower price levels.

Despite our view that interest rates could move lower, we have reduced the position in this sector from 10% to 8.6%. Our asset allocation model suggests that other sectors appear relatively more attractive at this time.
                                                       -- Geoffrey L. Kurinsky

LARGEST  HOLDINGS  AS  OF  8/31/95
------------------------------------------------------------------------------
U.S. Treasury Note                                                        4.9%
------------------------------------------------------------------------------
Federal National Mortgage Association                                     3.7%
------------------------------------------------------------------------------

HIGH-YIELD  CORPORATE  BOND  MARKET --  9.9%
The high-yield portfolio reflects our expectation that future growth will be modest. We have begun to trim our exposure to economically sensitive industries like commodity chemicals. We believe that some cyclical names such as Wolverine Tube (a manufacturer of copper tubing) offer good investment value, and that they will continue to generate substantial free cash flow and be able to repay debt ahead of schedule. We think the outlook is favorable for bonds in such defensive industries as supermarkets, paging, and health care. Therefore, we have added to these positions accordingly. Our strategy will continue to focus on the upper-credit-quality tier of the high-yield market.
                                                            -- Joan Batchelder

FIVE  LARGEST  HOLDINGS  AS  OF  8/31/95
------------------------------------------------------------------------------
Wolverine Tube, Inc. (special products and services)                      0.7%
------------------------------------------------------------------------------
K-III Communications Corp. (telecommunications)                           0.5%
------------------------------------------------------------------------------
IMO Industries, Inc. (special products and services)                      0.5%
------------------------------------------------------------------------------
American Standard, Inc. (building)                                        0.5%
------------------------------------------------------------------------------
Eagle Industries, Inc. (special products and services)                    0.5%
------------------------------------------------------------------------------

INTERNATIONAL  BOND  MARKETS -- 19.5%
Responding to evidence of slowing growth and lower inflation, every major international bond market generated double-digit local currency returns over the last 12 months. A weak U.S. dollar resulted in even better performance in dollar terms. Recently, however, the dollar has surged as coordinated intervention by major central banks has reinforced the impact of higher U.S. interest rates relative to Europe and progressed in narrowing the U.S.-Japan trade imbalance.

The portfolio retains its emphasis on the "hard currency core" bond markets within Europe, such as Germany. Some of this exposure has been hedged into the higher-yielding currencies as we seek to capture the improving environment in those markets. We have also added to our positions in Australia and Canada because we believe these markets could benefit from slower global growth and a firmer U.S. dollar. Dollar-denominated Latin American debt has recovered from the oversold conditions prevailing last spring. Hence, our allocation to this sector is likely to be trimmed. -- Leslie Nanberg

FIVE  LARGEST  HOLDINGS  AS  OF  8/31/95
------------------------------------------------------------------------------
United Mexican States (Mexico)                                            3.8%
------------------------------------------------------------------------------
Republic of Poland (Poland)                                               2.8%
------------------------------------------------------------------------------
Federative Republic of Brazil (Brazil)                                    2.8%
------------------------------------------------------------------------------
Republic of Argentina (Argentina)                                         2.5%
------------------------------------------------------------------------------
Republic of Germany (Germany)                                             1.5%
------------------------------------------------------------------------------

PERFORMANCE
The information on the following page illustrates the historical performance of MFS World Asset Allocation Fund in comparison to various market indicators. In the graph Class A share results reflect the deduction of the 4.75% maximum sales charge on the initial investment, while Class B share results reflect the maximum contingent deferred sales charge (CDSC) of 4%. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares. Benchmark comparisons are unmanaged and do not reflect the deduction of any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Line graph representing the growth of a $10,000 investment for the period from August 1, 1994 to August 31, 1995. The graph is scaled from $9,000 to $13,000 in $1,000 segments. The years are marked in 3-month segments from 1994 to 1995. There are eight lines drawn to scale. One is a solid dark blue line representing MFS World Asset Allocation Fund (Class A), a second solid light blue line represents MFS World Asset Allocation Fund (Class B), a third solid line of very light blue represent MFS World Asset Allocation Fund (Class C), a fourth solid black line represents the S&P 500, a fifth solid gray line represents the J.P. Morgan Non-U.S. Global Bond Index, a sixth line of short dark dashes represents the Lehman Brothers Aggregate Bond Index, a seventh line of short gray dashes represents the Morgan Stanley Capital International EAFE Index, and an eighth line of long dashes represents the Consumer Price Index.

          MFS World Asset (Class A)          $10,843
          MFS World Asset (Class B)          $10,886
          MFS World Asset (Class C)          $11,293
          S&P 500                            $12,638
          J.P. Morgan Global Bond            $11,646
          Lehman Aggregate Bond              $11,144
          Morgan Stanley                     $10,320
          Consumer Price Index               $10,303

AVERAGE  ANNUAL  TOTAL  RETURNS

                                                               Life of Class*
                                                                     through
                                                       1 Year        8/31/95
------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class A) including
  4.75% sales charge                                  + 6.22%        + 7.64%
------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class A) at net
  asset value                                         +11.48%        +12.48%
------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class B) with
  CDSC+                                               + 6.65%        + 8.02%
------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class B) without
  CDSC                                                +10.65%        +11.59%
------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class C)#            +10.72%        +11.65%
------------------------------------------------------------------------------
Average global flexible portfolio fund                + 8.05%        + 9.30%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                 +21.42%        +24.13%
------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index       + 0.79%        + 2.95%
------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                  +11.30%        +10.51%
------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Government Bond Index          +17.11%        +15.11%
------------------------------------------------------------------------------
Consumer Price Index(S)                               + 2.62%        + 2.80%
------------------------------------------------------------------------------

  *Fund results (all classes) cover the period from the commencement of investment operations, July 22, 1994 to August 31, 1995. All benchmark results begin on August 1, 1994.
  +These returns reflect the maximum contingent deferred sales charge (CDSC)
   of 4%.
  #Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.
(S)The Consumer Price Index is a popular measure of change in prices.

In the previous table, we have included the average annual total returns of all global flexible portfolio funds (including the Fund) tracked by Lipper Analytical Services, Inc. for the applicable time periods (42 and 40 funds for the one-year period ended August 31, 1995, and for the period from August 1, 1994 through August 31, 1995, respectively). Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A share results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at any time.

TAX  FORM  SUMMARY
In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

FEDERAL  INCOME  TAX  INFORMATION  ON  DISTRIBUTIONS
For the year ended August 31, 1995, distributions from long-term capital gains are $373,343.

For the year ended August 31, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 2.58%.

PORTFOLIO  OF  INVESTMENTS - August 31, 1995
Stocks  and  Warrants - 59.8%
-----------------------------------------------------------------------------
Issuer                                                   Shares         Value
-----------------------------------------------------------------------------
Foreign Stocks - 44.0%
  Australia - 3.1%
    Australia & New Zealand Bank Group Ltd.
      (Finance)                                         495,823  $  2,010,761
    Seven Network Ltd. (Media)                          635,900     1,623,707
    Woolworth Ltd. (Stores)                             583,955     1,333,169
                                                                 ------------
                                                                 $  4,967,637
-----------------------------------------------------------------------------
  Canada - 1.4%
    Avenor, Inc. (Forest and Paper Products)             48,500  $  1,079,203
    Rogers Communications, Inc., "B"
      (Telecommunications)*                             109,900     1,125,519
                                                                 ------------
                                                                 $  2,204,722
-----------------------------------------------------------------------------
  Chile - 0.2%
    Santa Isabel S.A., ADR (Supermarkets)*+              18,000  $    389,250
-----------------------------------------------------------------------------
  Finland - 0.3%
    Aamulehti Yhtymae Oy II (Publishing)                 30,000  $    560,298
-----------------------------------------------------------------------------
  France - 3.2%
    Essilor International (Medical and Health
      Products)                                          11,700  $  1,978,215
    Essilor International, ADP (Medical and
      Health Products)                                    5,725       703,568
    LVMH Moet-Hennessy (Beverages)                        4,000       719,920
    Michelin (C.G.D.E.) (Tire and Rubber)                24,600     1,067,869
    TOTAL S.A., "B" (Oils)                               11,488       674,934
                                                                 ------------
                                                                 $  5,144,506
-----------------------------------------------------------------------------
  Germany - 2.8%
    BASF AG (Chemicals)                                   6,700  $  1,498,372
    Hornbach Baumarkt AG (Retail)##                       2,060     1,206,812
    Schering AG (Pharmaceuticals)                        10,000       728,882
    Volkswagen AG (Automotive)                            3,500     1,070,981
                                                                 ------------
                                                                 $  4,505,047
-----------------------------------------------------------------------------
  Hong Kong - 2.1%
    Consolidated Electric Power Asia
      (Utilities - Electric)                            539,000  $  1,110,610
    Giordano International Ltd. (Retail)              1,248,000     1,023,734
    Peregrine Investment Holdings (Finance)             433,000       618,108
    Varitronix International Ltd.
      (Manufacturing)                                   340,000       630,292
                                                                 ------------
                                                                 $  3,382,744
-----------------------------------------------------------------------------
  Italy - 1.2%
    Telecom Italia Mobile
      (Telecommunications)*                           1,023,000  $  1,023,409
    Telecom Italia Mobile S.p.A.
      (Telecommunications)*                             633,000       932,219
                                                                 ------------
                                                                 $  1,955,628
-----------------------------------------------------------------------------
  Japan - 7.8%
    Bridgestone Corp. (Tire and Rubber)                  74,000  $  1,091,241
    DDI Corp. (Telecommunications)                          255     2,156,989
    Daiwa House Industrial Co. (Home
      Construction)                                      51,000       788,628
    East Japan Railway Co. (Transportation)                 230     1,095,238
    Kinki Coca-Cola Bottling (Beverages)                 93,000     1,123,803
    Kirin Beverage Corp. (Beverages)                     53,000       749,001
    MOS Food Services (Restaurants and
      Lodging)                                           24,000       614,438
    Matsushita Electric Industrial Co.
      (Electrical Equipment)                             73,000     1,143,779
    Murata Manufacturing Co. Ltd. (Electrical
      Equipment)                                         22,000       878,647
    Nissen Corp. (Retail)                                32,800  $    957,294
    Omron Corp. (Electronics)                            57,000     1,254,992
    Osaka Sanso Kogyo Ltd. (Chemicals)                  201,000       710,133
                                                                 ------------
                                                                 $ 12,564,183
-----------------------------------------------------------------------------
  Malaysia - 0.8%
    Maruichi Malaysia Steel Tube (Metals)                99,000  $    361,221
    New Straits Times Press Berhad
      (Publishing)                                      262,000       814,139
    Petronas Gas Berhad (Gas)(S)(S)##*                   35,400       113,549
                                                                 ------------
                                                                 $  1,288,909
-----------------------------------------------------------------------------
  Netherlands - 3.2%
    Getronics NV (Computer Software and
      Services)                                          46,579  $  1,996,725
    IHC Caland NV (Transportation - Marine)              28,500       830,080
    Nedlloyd Groep NV (Transportation)                   26,000       904,290
    Royal Dutch Petroleum Co. (Oils)                     12,600     1,497,044
                                                                 ------------
                                                                 $  5,228,139
-----------------------------------------------------------------------------
  New Zealand - 1.2%
    Lion Nathan Ltd. (Beverages)                        963,000  $  1,997,647
-----------------------------------------------------------------------------
  Norway - 0.4%
    Tomra Systems (Environmental)                       131,800  $    616,125
-----------------------------------------------------------------------------
  Singapore - 0.6%
    Hong Leong Finance (Finance)                        329,000  $  1,000,884
-----------------------------------------------------------------------------
  South Korea - 1.1%
    Korea Electric Power Corp., ADR
      (Utilities - Electric)                             54,000  $  1,235,250
    Korea Mobile Telecom, GDR
      (Telecommunications)*##                            18,200       574,392
                                                                 ------------
                                                                 $  1,809,642
-----------------------------------------------------------------------------
  Spain - 3.8%
    Acerinox S.A. (Iron and Steel)                       16,400  $  2,088,579
    Acerinox S.A. (Iron and Steel)(S)(S)*                 1,640       205,327
    Cubiertas y Mzov S.A. (Engineering and
      Construction)                                      20,000     1,240,828
    Iberdrola (Utilities - Electric)                    154,000     1,182,628
    Repsol S.A. (Oils)                                   43,000     1,349,318
                                                                 ------------
                                                                 $  6,066,680
-----------------------------------------------------------------------------
  Sweden - 6.0%
    ASEA AB, "B", Free Shares (Electrical
      Equipment)                                         22,600  $  2,000,464
    Astra AB, "B", Free Shares
      (Pharmaceuticals)                                  88,000     2,857,730
    Hennes & Mauritz AB, "B" (Retail)                    13,200       783,163
    Marieberg Tidnings, "A" (Publishing)                 40,500       832,405
    Skandinaviska Enskilda Banken, "A" (Banks
      and Credit Companies)                              82,300       426,265
    Sparbanken Sverige AB, "A" (Banks and
      Credit Companies)                                 155,200     1,307,839
    TV 4 AB (Telecommunications)                         74,500     1,439,340
                                                                 ------------
                                                                 $  9,647,206
-----------------------------------------------------------------------------
  United Kingdom - 4.8%
    ASDA Group PLC (Supermarkets)                       929,000  $  1,565,365
    British Steel PLC (Steel)                           348,000       973,286
    Capital Radio PLC (Broadcasting)                     88,000       623,146
    Invesco Fund Managers (Finance)                     269,100       913,164
    MAI PLC (Investment Company)                        224,000       971,846
    PowerGen PLC (Utilities - Electric)                 359,000     1,535,299
    Storehouse PLC (Retail)                             252,000     1,206,551
                                                                 ------------
                                                                 $  7,788,657
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $ 71,117,904
-----------------------------------------------------------------------------
U.S. Stocks and Warrants - 15.8%

  Agricultural Products - 0.6%
    AGCO Corp.                                           15,000  $    729,375
    Case Corp.                                            7,200       271,800
                                                                 ------------
                                                                 $  1,001,175
-----------------------------------------------------------------------------
  Airlines - 0.2%
    Southwest Airlines Co.                               11,500  $    297,562
-----------------------------------------------------------------------------
  Apparel and Textiles - 0.2%
    Nike, Inc., "B"                                       2,600  $    240,825
-----------------------------------------------------------------------------
  Automotive - 0.5%
    General Motors Corp.                                 16,800  $    789,600
-----------------------------------------------------------------------------
  Banks and Credit Companies - 0.3%
    First Interstate Bancorporation                       5,000  $    477,500
-----------------------------------------------------------------------------
  Business Services - 0.3%
    ADT Ltd.*                                            21,800  $    283,400
    Technology Solutions Co.*                            15,000       234,375
                                                                 ------------
                                                                 $    517,775
-----------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    AirTouch Communications, Inc.*                       25,000  $    812,500
-----------------------------------------------------------------------------
  Chemicals
    OSI Specialties, Inc., Warrants*                      1,000  $      2,000
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.3%
    Microsoft Corp.*                                      4,500  $    416,250
-----------------------------------------------------------------------------
  Computer Software - Systems - 0.9%
    BMC Software, Inc.*                                   7,000  $    298,375
    Compuware Corp.*                                     21,200       479,650
    Sybase, Inc.*                                        21,400       687,475
                                                                 ------------
                                                                 $  1,465,500
-----------------------------------------------------------------------------
  Consumer Goods and Services - 1.6%

    Philip Morris Cos., Inc.                             11,000  $    820,875
    RJR Nabisco Holdings Corp.                           22,000       627,000
    Tyco International Ltd.                              19,000     1,123,375

                                                                 ------------
                                                                 $  2,571,250
-----------------------------------------------------------------------------
  Defense Electronics - 0.3%
    Loral Corp.                                          10,000  $    547,500
-----------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    Honeywell, Inc.                                      15,000  $    656,250
-----------------------------------------------------------------------------
  Electronics - 0.9%
    Advanced Circuits, Inc.*                              4,200  $     88,725
    Cypress Semiconductor Corp.*                          5,000       228,125
    Intel Corp.                                          19,000     1,166,125
                                                                 ------------
                                                                 $  1,482,975
-----------------------------------------------------------------------------
  Entertainment - 2.3%
    American Radio Systems*                                 400  $     11,400
    Argosy Gaming Co.*                                   21,900       312,075
    Casino America, Inc.*                                24,100       349,450
    Harrah's Entertainment, Inc.*                        42,100     1,341,938
    Heritage Media Corp., "A"*                            8,900       251,425
    Rio Hotel & Casino, Inc.*                            14,000       182,000
    Showboat, Inc.                                       55,000     1,265,000
                                                                 ------------
                                                                 $  3,713,288
-----------------------------------------------------------------------------
  Financial Institutions - 1.0%
    Federal Home Loan Mortgage Corp.                     13,000  $    835,250
    Student Loan Marketing Assn.                         15,000       811,875
                                                                 ------------
                                                                 $  1,647,125
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.6%
    Hershey Foods Corp.                                   6,000  $    359,250
    PepsiCo, Inc.                                        15,000       678,750
                                                                 ------------
                                                                 $  1,038,000
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.5%
    Boise Cascade Corp.                                   6,000  $    257,250
    Consolidated Papers, Inc.                             4,000       242,000
    Kimberly Clark Corp.                                  3,800       242,725
                                                                 ------------
                                                                 $    741,975
-----------------------------------------------------------------------------
  Machinery - 0.3%
    York International Corp.                             10,300  $    458,350
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.2%
    Beverly Enterprises*                                 35,800  $    474,350
    Genesis Health Ventures, Inc.*                        7,200       227,700
    Living Centers of America, Inc.*                     11,300       344,650
    Pacificare Health Systems, Inc., "A"*                 2,000       109,500
    Pacificare Health Systems, Inc., "B"*                 9,100       520,975
    Regency Health Services, Inc.*                       19,500       224,250
                                                                 ------------
                                                                 $  1,901,425
-----------------------------------------------------------------------------
  Photographic Products - 0.3%
    Eastman Kodak Co.                                     8,000  $    461,000
-----------------------------------------------------------------------------
  Railroads - 0.4%
    Wisconsin Central Transportation Corp.*              10,000  $    595,000
-----------------------------------------------------------------------------
  Restaurants and Lodging - 1.1%
    Apple South, Inc.                                    12,500  $    306,250
    Brinker International, Inc.*                         40,000       670,000
    HomeTown Buffet, Inc.*                                2,300        27,312
    Promus Hotel Corp.*                                  39,000       804,375
                                                                 ------------
                                                                 $  1,807,937
-----------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Stanley Works                                         9,000  $    398,250
-----------------------------------------------------------------------------
  Stores - 0.4%
    Federated Department Stores, Inc.*                   20,000  $    540,000
    Finlay Enterprises*                                   1,466        26,388
                                                                 ------------
                                                                 $    566,388
-----------------------------------------------------------------------------
  Telecommunications - 0.4%
    Cabletron Systems, Inc.*                              2,000  $    105,750
    Chipcom Corp.*                                       15,300       613,913
                                                                 ------------
                                                                 $    719,663
-----------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    MCI Communications Corp.                              4,200  $    101,062
-----------------------------------------------------------------------------
Total U.S. Stocks and Warrants                                   $ 25,428,125
-----------------------------------------------------------------------------
Total Stocks and Warrants (Identified Cost, $90,215,544)         $ 96,546,029
-----------------------------------------------------------------------------

Bonds - 38.0%
-----------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-----------------------------------------------------------------------------
Foreign Denominated - 7.6%
  Australia - 0.9%
    Government of Australia, 8.75s, 2001  AUD             1,300  $    984,110
    Government of Australia, 12s, 2001                      125       108,660
    Government of Australia, 10s, 2002                      500       398,406
                                                                 ------------
                                                                 $  1,491,176
-----------------------------------------------------------------------------
  Canada - 0.9%
    Government of Canada, 8.5s, 2000      CAD               700  $    540,146
    Government of Canada, 8.5s, 2002                      1,100       850,079
                                                                 ------------
                                                                 $  1,390,225
-----------------------------------------------------------------------------
  Denmark - 1.0%
    Kingdom of Denmark, 9s, 1998          DKK             4,300  $    801,811
    Kingdom of Denmark, 9s, 2000                          4,000       752,751
                                                                 ------------
                                                                 $  1,554,562
-----------------------------------------------------------------------------
  France - 0.8%
    Government of France, 8s, 1998        FRF             1,390  $    287,781
    Government of France, 7s, 1999                        1,300       262,319
    Government of France, 7.75s, 2000                     3,190       660,447
                                                                 ------------
                                                                 $  1,210,547
-----------------------------------------------------------------------------
  Germany - 2.0%
    German Unity Fund, 8.5s, 2001         DEM             1,267  $    954,565
    Republic of Germany, 8.5s, 2000                         930       700,668
    Republic of Germany, 6.5s, 2003                       1,832     1,238,597
    Republic of Germany, 6.875s, 2005                       600       413,011
                                                                 ------------
                                                                 $  3,306,841
-----------------------------------------------------------------------------
  Italy - 0.5%
    Republic of Italy, 8.5s, 1999         ITL           840,000  $    479,749
    Republic of Italy, 9.5s, 1999                       480,000       277,832
                                                                 ------------
                                                                 $    757,581
-----------------------------------------------------------------------------
  Netherlands - 1.0%
    Government of Netherlands, 6.25s, 1998NLG               230  $    143,600
    Government of Netherlands, 7.75s, 2005                1,120       729,369
    Government of Netherlands, 8.25s, 2007                1,190       801,003
                                                                 ------------
                                                                 $  1,673,972
-----------------------------------------------------------------------------
  Spain - 0.4%
    Kingdom of Spain, 12.25s, 2000        ESP            76,000  $    634,848
-----------------------------------------------------------------------------
  United Kingdom - 0.1%
    United Kingdom Gilts, 7s, 2001        GBP               150  $    223,128
-----------------------------------------------------------------------------
Total Foreign Denominated                                        $ 12,242,880
-----------------------------------------------------------------------------
Foreign - U.S. Dollar Denominated - 11.9%
  Argentina - 2.5%
    Republic of Argentina, 0s, 2005                    $  6,250  $  3,812,500
    Republic of Argentina, 0s, 2023                         500       283,750
                                                                 ------------
                                                                 $  4,096,250
-----------------------------------------------------------------------------
  Brazil - 2.8%
    Federative Republic of Brazil, 0s, 2006            $  1,000  $    617,500
    Federative Republic of Brazil, 0s, 2009               4,000     2,175,000
    Federative Republic of Brazil, 0s, 2014               1,040       514,998
    Federative Republic of Brazil, 0s, 2024               2,000     1,145,000
                                                                 ------------
                                                                 $  4,452,498
-----------------------------------------------------------------------------
  Mexico - 3.8%
    United Mexican States, "B", 0s, 2019               $  5,250  $  3,727,500
    United Mexican States, "D", 0s, 2019                  3,500     2,485,000
    United Mexican States, Value Recovery
      Rights                                             13,460             0
                                                                 ------------
                                                                 $  6,212,500
-----------------------------------------------------------------------------
  Poland - 2.8%
    Republic of Poland, 2.75s, 2024                    $  9,000  $  3,735,000
    Republic of Poland, 6.813s, 2024                      1,000       758,750
                                                                 ------------
                                                                 $  4,493,750
-----------------------------------------------------------------------------
Total Foreign - U.S. Dollar Denominated                          $ 19,254,998
-----------------------------------------------------------------------------
U.S. Dollar Denominated - 18.5%
  Financial Institutions - 0.3%
    American Annuity Group, Inc., 11.125s,
      2003                                             $    500  $    523,750
-----------------------------------------------------------------------------
  Industrials - 9.3%
    Building - 0.8%
      American Standard, Inc., 10.5s, 2005             $  1,000  $    772,500
      USG Corp., 9.25s, 2001                                500       523,750
                                                                 ------------
                                                                 $  1,296,250
-----------------------------------------------------------------------------
    Chemicals - 0.9%
      Arcadian Partners L.P., 10.75s, 2005##           $    295  $    305,325
      OSI Specialties Holding Co., 0s, 2004               1,000       720,000
      UCC Investors Holdings, Inc., 10.5s,
        2002                                                500       507,500
                                                                 ------------
                                                                 $  1,532,825
-----------------------------------------------------------------------------
    Consumer Goods and Services - 0.6%
      Fieldcrest Cannon, Inc., 11.25s, 2004            $    500  $    521,250
      Westpoint Stevens, Inc., 9.375s, 2005                 500       482,500
                                                                 ------------
                                                                 $  1,003,750
-----------------------------------------------------------------------------
    Entertainment - 0.3%
      SCI Television, Inc., 11s, 2005                  $    500  $    525,000
-----------------------------------------------------------------------------
    Forest and Paper Products - 0.8%
      Gaylord Container Co., 0s, 2005                  $    200  $    199,000
      Repap New Brunswick, 10.625s, 2005                    100       100,500
      Riverwood International Corp., 11.25s,
        2002                                                500       542,500
      Stone Container Corp., 9.875s, 2001                   500       495,625
                                                                 ------------
                                                                 $  1,337,625
-----------------------------------------------------------------------------
    Medical and Health Products - 0.1%
      Tenet Healthcare Corp., 10.125s, 2005            $    100  $    105,000
-----------------------------------------------------------------------------
    Medical and Health Technology and Services - 0.7%
      Community Health Systems, 10.25s, 2003           $    500  $    527,500
      Integrated Health Services, Inc.,
        10.75s, 2004                                        500       532,500
                                                                 ------------
                                                                 $  1,060,000
-----------------------------------------------------------------------------
    Oil Services - 0.3%
      Amerigas Partners L.P., 10.125s, 2007            $    100  $    106,000
      Global Marine, Inc., 12.75s, 1999                     300       330,750
                                                                 ------------
                                                                 $    436,750
-----------------------------------------------------------------------------
    Oils - 0.3%
      Gulf Canada Resources Ltd., 9.25s, 2004          $    500  $    493,750
-----------------------------------------------------------------------------
    Special Products and Services - 2.1%
      Eagle Industries, Inc., 0s, 2003                 $  1,000  $    765,000
      IMO Industries, Inc., 12s, 2001                       750       776,250
      Mark IV Industries, Inc., 8.75s, 2003                 250       258,125
      Polymer Group, Inc., 12.75s, 2002##                   500       510,000
      Wolverine Tube, Inc., 10.125s, 2002                 1,000     1,055,000
                                                                 ------------
                                                                 $  3,364,375
-----------------------------------------------------------------------------
    Steel - 0.3%
      AK Steel Holdings Corp., 10.75s, 2004            $    500  $    530,000
-----------------------------------------------------------------------------
    Supermarkets - 0.4%
      Dominick's Finer Foods, 10.875s, 2005##          $    250  $    251,250
      Ralph's Grocery Co., 11s, 2005                        500       470,000
                                                                 ------------
                                                                 $    721,250
-----------------------------------------------------------------------------
    Telecommunications - 1.7%
      Cablevision Industries Corp., 10.75s,
        2002                                           $    500  $    542,500
      K-III Communications Corp., 10.625s,
        2002                                                750       791,250
      MFS Communications, Inc., 0s, 2004                  1,000       745,000
      Paging Network, Inc., 8.875s, 2006                    750       697,500
                                                                 ------------
                                                                 $  2,776,250
-----------------------------------------------------------------------------
Total Industrials                                                $ 15,182,825
-----------------------------------------------------------------------------
  U.S. Federal Agency - 3.7%
    Federal National Mortgage Assn., 8.5s, 2025        $  5,722  $  5,904,813
-----------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.9%
    U.S. Treasury Notes, 6.75s, 2000                   $  5,000  $  5,128,900
    U.S. Treasury Notes, 7.5s, 2005                       2,550     2,756,397
                                                                 ------------
                                                                 $  7,885,297
-----------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Kenetech Corp., 12.75s, 2002                       $    500  $    470,000
-----------------------------------------------------------------------------
Total U.S. Dollar Denominated                                    $ 29,966,685
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $59,668,924)                       $ 61,464,563
-----------------------------------------------------------------------------
Call  Options  Purchased
-----------------------------------------------------------------------------
                                               Principal Amount
                                                   of Contracts
Description/Expiration Month/Strike Price         (000 Omitted)
-----------------------------------------------------------------------------
Italian Lire/Deutsche Marks
  September/1143.9                        ITL           314,573  $      5,895
Japanese Government Bonds
  September/110.818                       JPY           150,000         1,350
  September/114.918                                     228,000             0
  October/115.27                                        230,000           460
  November/114.165                                      120,000         1,320
  December/109.69                                       129,000        14,448
-----------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $101,461)           $     23,473
-----------------------------------------------------------------------------
Put Option Purchased
-----------------------------------------------------------------------------
British Pounds
  September/1.5305 (Premium Paid, $5,184) GBP           785,487  $      1,403
-----------------------------------------------------------------------------
Short-Term Obligation - 2.0%
-----------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)         Value
-----------------------------------------------------------------------------
Ford Motor Credit Corp., due 9/01/95, at
  Amortized Cost                                       $  3,280  $  3,279,472
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $153,270,585)                $161,314,940
-----------------------------------------------------------------------------

Call Option Written
-----------------------------------------------------------------------------
                                               Principal Amount
                                                   of Contracts
Description/Expiration Month/Strike Price         (000 Omitted)
-----------------------------------------------------------------------------
Japanese Yen                                                     $     (2,505)
  March/78 (Premium Received, $21,847)    JPY            92,111
-----------------------------------------------------------------------------
Put Options Written - (0.1)%
-----------------------------------------------------------------------------
British Pounds                                                   $     (1,351)
  September/1.53                          GBP               785
Deutsche Marks                                                        (12,739)
  September/1.465                         DEM             2,319
  September/1.49                                                       (1,647)
                                                          1,238
Italian Lire/Deutsche Marks
  September/1227.5                        ITL           337,563             0
Japanese Government Bonds                                             (19,800)
  November/111.75                         JPY           120,000
  December/108.97                                                     (15,609)
                                                        129,000
Japanese Yen                                                          (65,630)
  March/93                                              109,824
-----------------------------------------------------------------------------
Total Put Options Written
 (Premiums Received, $86,292)                                    $   (116,776)

-----------------------------------------------------------------------------
Other  Assets,  Less  Liabilities - 0.3%                         $    393,393
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $161,589,052
-----------------------------------------------------------------------------
 *Non-income producing security.
 +Restricted security.
##SEC Rule 144A restriction.
(S)(S)When-issued security. At August 31, 1995, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars                      IEP = Irish Punts
CAD = Canadian Dollars                        ITL = Italian Lire
DEM = Deutsche Marks                          JPY = Japanese Yen
DKK = Danish Kroner                           NLG = Dutch Guilders
ESP = Spanish Pesetas                         NZD = New Zealand Dollars
FRF = French Francs                           SEK = Swedish Kronor
GBP = British Pounds

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
August 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $153,270,585)         $161,314,940
  Cash                                                                 7,627
  Net receivable for forward foreign currency exchange
    contracts sold                                                 2,386,524
  Net receivable for forward foreign currency contracts              161,273
  Receivable for Fund shares sold                                    385,594
  Receivable for investments sold                                     61,868
  Interest and dividends receivable                                1,747,050
  Deferred organization expenses                                      27,445
                                                                ------------
      Total assets                                              $166,092,321
                                                                ------------
Liabilities:
  Payable for Fund shares reacquired                            $    189,855
  Payable for investments purchased                                2,169,330
  Written options outstanding, at value (premiums received,
    $108,139)                                                        119,281
  Payable for daily variation margin on open futures
    contracts                                                         25,313
  Net payable for forward currency exchange contracts
    purchased                                                      1,819,433
  Payable to affiliates -
    Management fee                                                     2,650
    Shareholder servicing agent fee                                      822
    Distribution fee                                                  68,195
  Accrued expenses and other liabilities                             108,390
                                                                ------------
      Total liabilities                                         $  4,503,269
                                                                ------------
Net assets                                                      $161,589,052
                                                                ============
Net assets consist of:
  Paid-in capital                                               $147,578,245
  Unrealized appreciation on investments and translation of
    asset and liabilities in foreign currencies                    8,875,257
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              5,959,132
  Accumulated distributions in excess of net investment
    income                                                          (823,582)
                                                                ------------
      Total                                                     $161,589,052
                                                                ============
Shares of beneficial interest outstanding                         9,733,708
                                                                ============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $58,662,968 / 3,526,991 shares of
    beneficial interest outstanding)                              $16.63
                                                                  ======
  Offering price per share (100/95.25)                            $17.46
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $83,600,786 / 5,040,791 shares of
    beneficial interest outstanding)                              $16.58
                                                                  ======
Class C shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $19,325,298 / 1,165,926 shares of
    beneficial interest outstanding)                              $16.58
                                                                  ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended August 31, 1995
------------------------------------------------------------------------------
Net investment income:
 Income -
  Interest                                                        $ 4,911,152
  Dividends                                                         1,463,988
  Foreign taxes withheld                                             (162,691)
                                                                  -----------
      Total investment income                                     $ 6,212,449
                                                                  -----------
 Expenses -
  Management fee                                                  $   748,715
  Trustees' compensation                                               32,823
  Shareholder servicing agent fee (Class A)                            71,288
  Shareholder servicing agent fee (Class B)                           139,960
  Shareholder servicing agent fee (Class C)                            20,463
  Distribution and service fee (Class A)                              237,651
  Distribution and service fee (Class B)                              636,183
  Distribution and service fee (Class C)                              136,422
  Custodian fee                                                       107,978
  Printing                                                             82,281
  Postage                                                              53,334
  Auditing fees                                                        52,350
  Legal fees                                                           11,927
  Amortization of organization expenses                                 6,849
  Miscellaneous                                                       171,142
                                                                  -----------
      Total expenses                                              $ 2,509,366
  Reduction of expenses by distributor (Class A)                      (94,868)
                                                                  -----------
      Net expenses                                                $ 2,414,498
                                                                  -----------
        Net investment income                                     $ 3,797,951
                                                                  -----------
Realized and unrealized gain on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 3,657,531
    Written option transactions                                       250,514
    Foreign currency transactions                                     779,553
    Futures contracts                                                (492,110)
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $ 4,195,488
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ 7,154,479
    Written options                                                   (11,142)
    Translation of assets and liabilities in foreign currencies       715,978
    Futures contracts                                                 118,652
                                                                  -----------
      Net unrealized gain on investments                          $ 7,977,967
                                                                  -----------
        Net realized and unrealized gain on investments and
         foreign currency                                         $12,173,455
                                                                  -----------
          Increase in net assets from operations                  $15,971,406
                                                                  ===========
See notes to financial statements

Statement  of  Changes  in  Net  Assets
------------------------------------------------------------------------------
Year Ended August 31,                                     1995          1994*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                           $  3,797,951   $     89,142
  Net realized gain on investments and foreign
    currency transactions                            4,195,488         22,898
  Net unrealized gain on investments and
    foreign currency translation                     7,977,967        897,290
                                                  ------------   ------------
    Increase in net assets from operations        $ 15,971,406   $  1,009,330
                                                  ------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)            $ (1,026,466)  $    --
  From net investment income (Class B)              (1,012,521)       --
  From net investment income (Class C)                (239,932)       --
  From net realized gain on investments and
    foreign currency transactions (Class A)           (258,501)       --
  From net realized gain on investments and
    foreign currency transactions (Class B)           (350,041)       --
  From net realized gain on investments and
    foreign currency transactions (Class C)            (82,468)       --
                                                  ------------   ------------
    Total distributions declared to
      shareholders                                $ (2,969,929)  $    --
                                                  ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                $118,013,307   $ 54,876,622
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                                 2,475,151        --
  Cost of shares reacquired                        (27,084,609)      (702,226)
                                                  ------------   ------------
    Increase in net assets from Fund share
      transactions                                $ 93,403,849   $ 54,174,396
                                                  ------------   ------------
      Total increase in net assets                $106,405,326   $ 55,183,726
Net assets:
  At beginning of period                            55,183,726        --
                                                  ------------   ------------
  At end of period (including accumulated
    undistributed (distributions in excess of)
    net investment income of $(823,582) and
    $111,814, respectively)                       $161,589,052   $ 55,183,726
                                                  ============   ============
*The Fund commenced investment operations on July 22, 1994.

See notes to financial statements

Financial  Highlights
----------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                    1995       1994<F1>     1995       1994<F1>     1995       1994<F1>
----------------------------------------------------------------------------------------------------------------------------
                                                         Class A                  Class B                 Class C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $15.33     $15.00        $15.31     $15.00        $15.31     $15.00
                                                         ------     ------        ------     ------        ------     ------
Income from investment operations <F4> -
  Net investment income                                  $ 0.55<F6> $ 0.04<F6>    $ 0.43     $ 0.02<F6>    $ 0.46     $ 0.03<F6>
  Net realized and unrealized gain on investments
   and foreign currency transactions                       1.17       0.29          1.17       0.29          1.16       0.28
                                                         ------     ------       -------     ------       -------     ------
    Total from investment operations                     $ 1.72     $ 0.33        $ 1.60     $ 0.31        $ 1.62     $ 0.31
                                                         ------     ------        ------     ------        ------     ------
Less distributions declared to share holders -
  From net investment income                             $(0.37)    $ --          $(0.28)    $ --          $(0.30)    $ --
  From net realized gain on investments and foreign
    currency transactions                                 (0.05)      --           (0.05)      --           (0.05)      --
                                                         ------     ------        ------     ------        ------     ------
    Total distributions declared to shareholders         $(0.42)    $ --          $(0.33)    $ --          $(0.35)    $ --
                                                         ------     ------        ------     ------        ------     ------
Net asset value-end of period                            $16.63     $15.33        $16.58     $15.31        $16.58     $15.31
                                                         ======     ======        ======     ======        ======     ======
Total return<F5>                                         11.48%      2.20%<F3>    10.65%      2.07%<F3>    10.72%      2.07%<F3>
Ratios (to average net assets)/Supplemental data:
  Expenses                                                1.47%<F6>  1.50%<F2><F6> 2.24%      2.57%<F2><F6> 2.18%      2.50%<F2><F6>
  Net investment income                                   3.49%<F6>  2.43%<F6>)    2.75%      1.39%<F2><F6> 2.91%      1.68%<F2><F6>
Portfolio turnover                                         118%         1%          118%         1%          118%         1%
Net assets at end of period (000 omitted)               $58,663    $25,254       $83,601    $26,495       $19,325     $3,435

<F1> For the period from the commencement of investment operations, July 22, 1994 to August 31, 1994.
<F2> Annualized.
<F3> Not annualized.
<F4> Per share data is based on the average shares outstanding.
<F5> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
<F6> The investment adviser and/or the distributor did not impose a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                $ 0.52     $ 0.02          --       $ 0.01          --       $ 0.02
    Ratios (to average net assets):
      Expenses                                            1.67%      2.62%<F2>     --         3.21%<F2>     --         3.18%<F2>
      Net investment income                               3.29%      1.31%<F2>      --        0.75%<F2>      --        1.00%<F2>

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS
(1) Business  and  Organization
MFS World Asset Allocation Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, including income and expenses, are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of investment operations of the Fund.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity-index contracts, or contracts on related options, for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are considered workout expenses and are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1995, $2,454,428 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $3,248 for the year ended August 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $111,898 for the year ended August 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $934 for the year ended August 31, 1995. Fees, net of waiver, incurred under the distribution plan during the year ended August 31, 1995 were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $91 and $2,377 for Class B and Class C shares, respectively, for the year ended August 31, 1995. Fees incurred under the distribution plans during the year ended August 31, 1995 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within twelve months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1995 were $1,592 and $108,698 for Class A and Class B shares, respectively.

Currently, MFD is bearing the Fund's Class A distribution/service fee equal to 0.20% of the Fund's average daily net assets attributable to Class A shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
------------------------------------------------------------------------------
U.S. government securities                       $ 20,041,094  $ 12,470,196
                                                 ============  ============
Investments (non-U.S. government securities)     $220,974,944  $119,144,627
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $153,575,536
                                                               ============
Gross unrealized appreciation                                  $ 10,906,594
Gross unrealized depreciation                                    (3,167,190)
                                                               ------------
  Net unrealized appreciation                                  $  7,739,404
                                                               ============

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                        1995                         1994*
                        --------------------------   -------------------------
Year Ended August 31,      Shares          Amount       Shares         Amount
-----------------------------------------------------------------------------
Shares sold             2,594,208   $  39,819,615    1,676,623    $25,208,761
Shares issued to
 shareholders in
 reinvestment of
 distributions             72,285       1,112,578       --            --
Shares reacquired        (787,357)    (12,300,613)     (28,768)      (434,304)
                        ---------   -------------    ---------    -----------
  Net increase          1,879,136   $  28,631,580    1,647,855    $24,774,457
                        =========   =============    =========    ===========
Class B Shares
                        1995                         1994*
                        --------------------------   -------------------------
Year Ended August 31,      Shares          Amount       Shares         Amount
-----------------------------------------------------------------------------
Shares sold             3,914,029   $  59,970,108    1,745,709    $26,248,238
Shares issued to
shareholders in
 reinvestment of
distributions              72,092       1,107,833       --            --
Shares reacquired        (675,931)    (10,554,603)     (15,108)      (228,061)
                        ---------   -------------   ----------    -----------
  Net increase          3,310,190   $  50,523,338    1,730,601    $26,020,177
                        =========   =============    =========    ===========

*For the period July 22, 1994 to August 31, 1994.

Class C Shares
                        1995                         1994*
                        --------------------------   -------------------------
Year Ended August 31,      Shares          Amount       Shares         Amount
-----------------------------------------------------------------------------
Shares sold             1,198,363     $18,223,584      226,975     $3,419,623
Shares issued to
shareholders in
 reinvestment of
 distributions             16,620         254,740       --            --
Shares reacquired        (273,394)     (4,229,393)      (2,638)       (39,861)
                        ---------   -------------   ----------    -----------
  Net increase            941,589     $14,248,931      224,337     $3,379,762
                        =========   =============    =========    ===========

*For the period July 22, 1994 to August 31, 1994.

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1995 was $2,051.

(7) Financial  Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at August 31, 1995, is as follows:

Written Option Transactions
                                                     1995 Calls                 1995 Puts
                                                     ------------------------   -----------------------------
                                                     Principal Amounts          Principal Amounts
                                                     of Contracts                    of Contracts
                                                    (000 Omitted)   Premiums        (000 Omitted)    Premiums
-------------------------------------------------------------------------------------------------------------
Options written -
  Australian Dollars                                          796    $  6,074               2,759    $ 32,936
  British Pounds                                              842      14,524                 785      14,524
  Canadian Dollars                                          --          --                  2,663      11,168
  Deutsche Marks                                            9,861      38,768              28,826     203,558
  Deutsche Marks/British Pounds                             1,550      10,069               3,778      13,292
  Italian Lire/Deutsche Marks                           2,662,580      18,331           1,153,304       4,094
  Japanese Yen                                            939,255     275,397           2,052,422     215,890
  Spanish Pesetas/Deutsche Marks                            --          --                 75,925       4,976
  Swedish Kronor/Deutsche Marks                             3,006       2,270               3,210       2,010
  Swiss Francs/Deutsche Marks                               1,258       5,298               --          --
Options terminated in closing transactions -
  Australian Dollars                                         (796)     (6,074)             (2,759)    (32,936)
  British Pounds                                             (842)    (14,524)              --          --
  Canadian Dollars                                          --          --                 (2,663)    (11,168)
  Deutsche Marks                                           (2,964)    (14,712)            (21,998)   (176,652)
  Deutsche Marks/British Pounds                            (1,550)    (10,069)             (3,778)    (13,292)
  Japanese Yen                                           (847,144)   (253,550)         (1,693,598)   (168,252)
  Spanish Pesetas/Deutsche Marks                            --          --                (75,925)     (4,976)
  Swedish Kronor/Deutsche Marks                            (3,006)     (2,270)              --          --
Options exercised -
  Deutsche Marks                                           (1,760)     (5,626)               --          --
  Italian Lire/Deutsche Marks                               --          --               (815,741)     (1,383)
  Swiss Francs/Deutsche Marks                              (1,258)     (5,298)              --          --
Options expired -
  Deutsche Marks                                           (5,137)    (18,430)             (3,271)     (5,487)
  Italian Lire/Deutsche Marks                          (2,662,580)    (18,331)              --          --
  Swedish Kronor/Deutsche Marks                             --          --                 (3,210)     (2,010)
                                                        ---------    --------             -------    --------
OUTSTANDING, END OF PERIOD                                 92,111    $ 21,847             700,729    $ 86,292
                                                        =========    ========             =======    ========
OPTIONS OUTSTANDING AT END OF PERIOD CONSIST OF -
  British Pounds                                            --       $  --                    785    $ 14,524
  Deutsche Marks                                            --          --                  3,557      21,419
  Italian Lire/Deutsche Marks                               --          --                337,563       2,711
  Japanese Yen                                             92,111      21,847             358,824      47,638
                                                        ---------    --------             -------    --------
OUTSTANDING, END OF PERIOD                                 92,111    $ 21,847             700,729    $ 86,292
                                                        =========    ========             =======    ========

At August 31, 1995, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                    Net Unrealized
                                         Contracts to                     Contracts   Appreciation
                 Settlement Date      Deliver/Receive  In Exchange for     at Value  (Depreciation)
--------------------------------------------------------------------------------------------------
Sales         9/01/95 -  9/27/95   AUD      7,419,452      $ 5,345,748  $ 5,566,481    $  (220,733)
              9/01/95 -  9/01/95   CAD      3,711,281        2,748,130    2,762,724        (14,594)
              9/05/95 - 12/07/95   DEM     31,590,420       22,458,561   21,571,766        886,795
              9/08/95 - 10/06/95   DKK      9,768,680        1,784,604    1,714,716         69,888
             12/07/95 - 12/07/95   ESP    389,763,438        3,084,358    3,077,917          6,441
              9/18/95 -  9/28/95   FRF     84,362,310       17,257,725   16,722,803        534,922
             10/10/95 - 10/10/95   GBP      2,069,713        3,298,792    3,204,005         94,787
              9/11/95 - 10/02/95   ITL  2,836,968,549        1,718,336    1,740,943        (22,607)
              9/25/95 - 12/07/95   JPY    626,974,598        7,232,468    6,463,647        768,821
              9/26/95 -  9/26/95   NLG      6,051,695        3,909,411    3,684,785        224,626
              9/08/95 - 11/15/95   NZD      6,204,494        4,062,092    4,021,526         40,566
             10/12/95 - 10/12/95   SEK     41,832,450        5,728,511    5,710,899         17,612
                                                           -----------  -----------    -----------
                                                           $78,628,736  $76,242,212    $ 2,386,524
                                                           ===========  ===========    ===========
Purchases    11/27/95 - 11/27/95   AUD        129,456      $    95,021  $    96,829    $     1,808
              9/01/95 -  9/06/95   CAD      2,445,237        1,819,321    1,821,201          1,880
              9/05/95 - 12/07/95   DEM     36,547,404       26,417,704   24,941,818     (1,475,886)
              9/08/95 - 10/06/95   DKK      5,573,832        1,006,183      978,367        (27,816)
              9/29/95 -  9/29/95   FRF     41,117,428        8,389,956    8,150,603       (239,353)
             10/10/95 - 10/10/95   GBP        193,937          298,663      300,223          1,560
             10/10/95 - 10/10/95   IEP      1,381,673        2,269,260    2,189,675        (79,585)
              9/11/95 - 12/07/95   ITL  2,268,686,690        1,376,644    1,388,371         11,727
              9/01/95 -  9/01/95   NLG        283,076          171,188      172,134            946
              9/08/95 -  9/15/95   NZD      3,939,295        2,573,721    2,559,007        (14,714)
                                                            ----------  -----------      ---------
                                                            $44,417,661  $42,598,228    $(1,819,433)
                                                            ===========  ===========    ===========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $161,273 at August 31, 1995.

At August 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                      Unrealized
Expiration         Contracts                            Position    Appreciation
--------------------------------------------------------------------------------
September 1995     45 U.S. Treasury Notes (10 yr.)      Short       $ 42,103
September 1995     90 U.S. Treasury Notes (5 yr.)       Short         76,549
                                                                    --------
                                                                    $118,652
                                                                    ========

At August 31, 1995, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted  Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1995, the Fund owned the following restricted securities (constituting 2.1% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                Shares/
Description            Date of Acquisition   Par Amount         Cost       Value
--------------------------------------------------------------------------------
Arcadian Partners
L.P., 10.75s, 2005                10/31/94      295,000   $  289,837  $  305,325
Dominick's Finer
Foods, 10.875s, 2005               6/21/95      250,000      248,750     251,250
Hornbach Baumarkt AG     8/31/94 - 5/17/95        2,060    1,164,598   1,206,812
Korea Mobile
Telecom, GDR             3/24/95 - 3/31/95       18,200      474,953     574,392
Petronas Gas Berhad                7/31/95       35,400      115,639     113,549
Polymer Group, Inc.,
  12.75s, 2002                     9/07/94      500,000      507,500     510,000
Santa Isabel S.A.,
  ADR                    7/26/95 - 8/15/95       18,000      311,560     389,250
                                                                      ----------
                                                                      $3,350,578
                                                                      ==========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS World Asset

Allocation Fund:
We have audited the accompanying statement of assets and liabilities of MFS World Asset Allocation Fund, including the schedule of portfolio investments, as of August 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from July 22, 1994 (commencement of investment operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Asset Allocation Fund at August 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from July 22, 1994 to August 31, 1994, in conformity with generally accepted accounting principles.

                                   /s/ Ernst & Young LLP

Boston, Massachusetts
October 4, 1995




                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS  INVESTMENT  OPPORTUNITIES

MUTUAL  FUNDS
The MFS Family of Funds(R), shown on the facing page, falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

STOCK FUNDS seek growth of capital rather than income through investments in stocks.

STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.

BOND  FUNDS seek current income through investments in debt securities.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

LIMITED-MATURITY FUNDS seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.(1)

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.(1)

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities.(2)

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature(3) on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message any time).

(1) A small portion of the income may be subject to federal, state and/or alternative minimum tax.
(2) Investments in money market funds are not issued or guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value.
(3) Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

THE MFS FAMILY OF FUNDS(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK                                                   LIMITED MATURITY BOND
----------------------------------------------------    ----------------------------------------------------
Massachusetts Investors Trust                           MFS(R) Government Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
Massachusetts Investors Growth Stock Fund               MFS(R) Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
MFS(R) Capital Growth Fund                              MFS(R) Municipal Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
MFS(R) Emerging Growth Fund
----------------------------------------------------    WORLD
MFS(R) Gold & Natural Resources Fund                    ----------------------------------------------------
----------------------------------------------------    MFS(R) World Asset Allocation Fund
MFS(R) Growth Opportunities Fund                        ----------------------------------------------------
----------------------------------------------------    MFS(R) World Equity Fund
MFS(R) Managed Sectors Fund                             ----------------------------------------------------
----------------------------------------------------    MFS(R) World Governments Fund
MFS(R) OTC Fund                                         ----------------------------------------------------
----------------------------------------------------    MFS(R) World Growth Fund
MFS(R) Research Fund                                    ----------------------------------------------------
----------------------------------------------------    MFS(R) World Total Return Fund
MFS(R) Value Fund                                       ----------------------------------------------------
----------------------------------------------------
                                                        NATIONAL TAX-FREE BOND
STOCK AND BOND                                          ----------------------------------------------------
----------------------------------------------------    MFS(R) Municipal Bond Fund
MFS(R) Total Return Fund                                ----------------------------------------------------
----------------------------------------------------    MFS(R) Municipal High Income Fund
MFS(R) Utilities Fund                                          (closed to new investors)
----------------------------------------------------    ----------------------------------------------------
                                                        MFS(R) Municipal Income Fund
BOND                                                    ----------------------------------------------------
----------------------------------------------------
MFS(R) Bond Fund                                        STATE TAX-FREE BOND
----------------------------------------------------    ----------------------------------------------------
MFS(R) Government Mortgage Fund                         Alabama, Arkansas, California, Florida,
----------------------------------------------------    ----------------------------------------------------
MFS(R) Government Securities Fund                       Georgia, Louisiana, Maryland, Massachusetts,
----------------------------------------------------    ----------------------------------------------------
MFS(R) High Income Fund                                 Mississippi, New York, North Carolina,
----------------------------------------------------    ----------------------------------------------------
MFS(R) Intermediate Income Fund                         Pennsylvania, South Carolina, Tennessee,
----------------------------------------------------    ----------------------------------------------------
MFS(R) Strategic Income Fund                            Texas, Virginia, Washington, West Virginia
       (formerly MFS(R) Income & Opportunity Fund)      ----------------------------------------------------
----------------------------------------------------
                                                        MONEY MARKET
                                                        ----------------------------------------------------
                                                        MFS(R) Cash Reserve Fund
                                                        ----------------------------------------------------
                                                        MFS(R) Government Money Market Fund
                                                        ----------------------------------------------------
                                                        MFS(R) Money Market Fund
                                                        ----------------------------------------------------

MFS(R) WORLD                                                   -----------------
ASSET ALLOCATION
FUND                                                             BULK RATE
                                                                 U.S. POSTAGE
500 Boylston Street                                              P A I D
Boston, MA 02116                                                 PERMIT #55638
                                                                 BOSTON, MA

                                                               -----------------

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THE FIRST NAME IN MUTUAL FUNDS



                                                      MAA-3 10/95 18M 88/288/388